UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant  ☑
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12
NORTEL NETWORKS CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.
1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:
☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

YOU ARE A REGISTERED SHAREHOLDER FOR THESE SHARES
Computershare Trust Company of Canada 9th Floor, 100 University Avenue Toronto Ontario M5J 2Y1 Telephone 1-800-834-9814 514-982-7555 Facsimile 416-263-9524 1-866-249-7775 Nortel@computershare.com

Security Class

Holder Account Number

Please print in ink inside the area as shown in this example.	→☒

Fold

Form of proxy - Annual and special meeting of shareholders of Nortel Networks Corporation

This proxy is solicited by the board of directors and the management of Nortel Networks Corporation (“Nortel”) for use at the annual and special meeting of shareholders (the “Meeting”) to be held at the Nortel Carling Campus, Lab 6, 3500 Carling Avenue, Nepean, Ontario on Wednesday May 2, 2007, at 10:00 a.m. (local time), or any postponements or adjournments of the Meeting.
Notes to form of proxy
1.	You may appoint a different person or company (with appropriate documentation), who need not be a shareholder, to attend and act on your behalf at the Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). The common shares represented by this form of proxy may be voted or withheld/abstained from voting in the discretion of the proxyholder with respect to amendments or variations to the matters identified in the notice of meeting and with respect to other matters that may properly be brought before the Meeting.
2.	If the common shares represented by this form of proxy are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered owners should sign this form of proxy. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this form of proxy with signing capacity stated.
3.	This form of proxy should be signed in the exact manner as the name appears above.
4.	If this form of proxy is not dated, it will be deemed to bear the date on which it was mailed to you.
5.	The common shares represented by this form of proxy will be voted or withheld/abstained from voting as you direct; however, if you do not direct your vote in respect of any matter, this form of proxy will be voted as recommended by management of Nortel in respect of such matter.
6.	This proxy should be read in conjunction with the accompanying documentation provided by management of Nortel.
VOTE USING THE INTERNET OR BY FACSIMILE 24 HOURS A DAY, 7 DAYS A WEEK!

Voting by mail or by facsimile are the only voting methods for common shares held in the name of a corporation or common shares being voted on behalf of another individual.	Fold
Voting by mail, by facsimile or by Internet are the only voting methods by which a holder may appoint a person as proxy other than the nominees named on the reverse of this form of proxy.

View documents electronically. You can enroll to view future shareholder communications electronically after you vote using the Internet. Even if you don’t vote online, you can still enroll by following the instructions below.

•      Go to either of the following websites:
www.nortel.com/shareholders, or
www.computershare.com/nortelproxy.
•      Enter your Holder Account Number and Access Number and follow the instructions on the screen.

•      You can enroll to receive future securityholder communications electronically, after you vote using the Internet. If you do not vote online, you can still enroll by visiting
www.nortel.com/shareholders, or by going directly to www.computershare.com (click "Enroll for e-delivery" under the Shareholder Services menu).
• Complete, sign and date the reverse hereof. • Fax to 1-866-249-7775 for calls within Canada and the U.S. There is NO CHARGE for this call. • Fax to 416-263-9524 for calls outside Canada and the U.S.

If you choose to vote using the Internet or by facsimile, do not mail back this form of proxy.

CONTROL NUMBER	HOLDER ACCOUNT NUMBER	ACCESS NUMBER

Your proxy must be received by 10:00 a.m., Eastern Daylight Time, on Tuesday May 1, 2007
THANK YOU
          00F8RG

+	+

This form of proxy is solicited by and on behalf of the board of directors and management

Appointment of Proxy

I/We being shareholder(s) of Nortel Networks Corporation hereby appoint: Harry J. Pearce, or failing him Mike S. Zafirovski, or failing him Gordon A. Davies	OR	Print the name of the person you are appointing as your proxyholder if this person is someone other than Harry J. Pearce, Mike S. Zafirovski or Gordon A. Davies.
as my/our proxy with full power of substitution and to vote or withhold/abstain from voting in accordance with the following directions (or if no directions have been given, as the proxyholder sees fit) and in his/her discretion on all other matters that may come before the Meeting.
1. Election of Directors - The board of directors recommends that you vote FOR the following nominees proposed by management:

		Withhold /			Withhold /			Withhold /
	For	Abstain		For	Abstain		For	Abstain
01. Jalynn H. Bennett	☐	☐	05. John A. MacNaughton	☐	☐	09. Harry J. Pearce	☐	☐	Fold

02. Dr. Manfred Bischoff	☐	☐	06. The Hon. John P. Manley	☐	☐	10. John D. Watson	☐	☐

03. The Hon. James B. Hunt, Jr.	☐	☐	07. Richard D. McCormick	☐	☐	11. Mike S. Zafirovski	☐	☐

04. Dr. Kristina M. Johnson	☐	☐	08. Claude Mongeau	☐	☐

2. Appointment of Independent Auditors		Withhold /
	For	Abstain
The board of directors recommends that you vote FOR the appointment of KPMG LLP as independent auditors.
	☐	☐

3. Shareholder Proposals — The board of directors recommends that you vote AGAINST the shareholder proposal set out in Schedule A to the proxy circular and proxy statement.	For	Against	Withhold / Abstain

Shareholder Proposal No. 1	☐	☐	☐

Fold
Authorized Signature(s) - Sign Here - This section must be completed for your instructions to be executed.
I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any form of proxy previously given with respect to the meeting. If no voting preferences are indicated above, this form of proxy will be voted as recommended by management of Nortel.

Signature(s)

Date - Day Month Year

Interim Financial Statements Mark this box if you would like to receive interim financial statements and accompanying Management’s Discussion and Analysis by mail.	☐	Mark this box if you plan to attend the meeting.	☐

■	A R 6	NTEQ	+
          00F8SH

Computershare Trust Company of Canada
9th Floor, 100 University Avenue
Toronto Ontario M5J 2Y1
Telephone 1-800-834-9814
514-982-7555
Facsimile 416-263-9524
1-866-249-7775
Nortel@computershare.com

Security Class

Holder Account Number

Please print in ink inside the area as shown in this	→ ☒
example.		Fold

Voting Instruction Form - Nortel Networks Corporation

Nortel Networks Limited Investment Plan for Employees - Canada
Nortel Networks Savings Plan for Employees - Canada
If a voting instruction form signed and received in due time does not have voting instructions indicated, Sun Life will have no authority to vote the common shares credited to your account. Sun Life will also not have the authority to vote the common shares credited to your account with respect to amendments or variations to the matters identified in the notice of meeting and with respect to other matters that may be properly brought before the meeting.
To: Sun Life Assurance Company of Canada

I hereby acknowledge receipt of the notice of annual and special meeting of shareholders (the “Meeting”) of Nortel Networks Corporation (the “Company”) to be held on Wednesday, May 2, 2007, the proxy circular and proxy statement for the Meeting, and the annual report of the Company for the fiscal year ended December 31, 2006.
Fold

As to any whole common shares of the Company credited to my account(s), related to vested contributions, held by you on March 9, 2007 on my behalf as a participant in the Nortel Networks Limited Investment Plan for Employees - Canada or the Nortel Networks Savings Plan for Employees - Canada, you are instructed to sign and forward a proxy as solicited by the Company for use at the Meeting or any postponements or adjournments of the Meeting, and to vote for or against or withhold/abstain from voting, in accordance with my directions specified on the reverse, on the matters identified in the notice of meeting.

THANK YOU
          00FBCD

+	+

Voting Instruction Form - Nortel Networks Corporation

Nortel Networks Limited Investment Plan for Employees - Canada
Nortel Networks Savings Plan for Employees - Canada
1. Election of Directors - The board of directors recommends that you vote FOR the following nominees proposed by management:

		Withhold /			Withhold /			Withhold /
	For	Abstain		For	Abstain		For	Abstain

01. Jalynn H. Bennett	☐	☐	05. John A. MacNaughton	☐	☐	09. Harry J. Pearce	☐	☐	Fold

02. Dr. Manfred Bischoff	☐	☐	06. The Hon. John P. Manley	☐	☐	10. John D. Watson	☐	☐

03. The Hon. James B. Hunt, Jr.	☐	☐	07. Richard D. McCormick	☐	☐	11. Mike S. Zafirovski	☐	☐

04. Dr. Kristina M. Johnson	☐	☐	08. Claude Mongeau	☐	☐

2. Appointment of Independent Auditors		Withhold /
	For	Abstain
The board of directors recommends that you vote FOR the appointment of KPMG LLP as independent auditors.
	☐	☐

3. Shareholder Proposals - The board of directors recommends that you vote AGAINST the shareholder proposal set out in Schedule A to the proxy circular and proxy statement.	For	Against	Withhold / Abstain

Shareholder Proposal No. 1	☐	☐	☐

Fold
Sun Life will follow voting instructions only if this voting instruction form is signed and received prior to 10:00 a.m. (Eastern Daylight Time) on Tuesday, April 24, 2007. If Sun Life does not receive your voting instruction form, it will not provide to the Company a proxy with respect to your common shares listed on this voting instruction form. If a voting instruction form signed and received in due time does not have voting instructions indicated, Sun Life will have no authority to vote the common shares credited to your account.
Authorized Signature(s) - Sign Here - This section must be completed for your instructions to be executed.
I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any voting instruction form previously given with respect to the meeting.
Signature(s)

Date - Day Month Year

■	A R 0	NTEQ	+
          00FBDE

Computershare Trust Company of Canada
9th Floor, 100 University Avenue
Toronto Ontario M5J 2Y1
Telephone 1-800-834-9814
514-982-7555
Facsimile 416-263-9524
1-866-249-7775
Nortel@computershare.com

Security Class

Holder Account Number

Please print in ink inside the area as shown in this	→ ☒
example.		Fold

Voting Instruction Form - Nortel Networks Corporation

Nortel Networks Long-Term Investment Plan for Employees - U.S.
If you do not provide a voting instruction form to The Northern Trust Company by Tuesday, April 24, 2007, or if a voting instruction form signed and received in due time does not have voting instructions indicated, in accordance with the terms of the Nortel Networks Long-Term Investment Plan for Employees - U.S., you will be deemed to have given a proxy to the persons designated by Nortel Networks Corporation (the “Company”) on the form of proxy for the annual and special meeting of shareholders (the “Meeting”) to be held on Wednesday, May 2, 2007, and your common shares listed on this voting instruction form will be voted for the election of management’s nominees for directors, for the appointment of KPMG LLP as the Company’s independent auditors, and against the shareholder proposal, and to have granted to the proxyholder authority to vote in the discretion of the proxyholder with respect to amendments or variations to the matters identified in the notice of meeting and with respect to other matters that may properly be brought before the Meeting.
To: The Northern Trust Company

I hereby acknowledge receipt of the notice of the Meeting, the proxy circular and proxy statement for the Meeting, and the annual report of the Company for the fiscal year ended December 31, 2006.	Fold

As to any whole common shares of the Company credited to my account(s), related to vested contributions, held by you on March 9, 2007 on my behalf as a participant in the Nortel Networks Long-Term Investment Plan for Employees U.S., you are instructed to sign and forward a proxy as solicited by the Company for use at the Meeting or any postponements or adjournments of the Meeting, and to vote for or against or withhold/abstain from voting, in accordance with my directions specified on the reverse, on the matters identified in the notice of meeting.

THANK YOU
          00FBAC

+	+

Voting Instruction Form - Nortel Networks Corporation

Nortel Networks Long-Term Investment Plan for Employees - U.S.

1. Election of Directors - The board of directors recommends that you vote FOR the following nominees proposed by management:

		Withhold /			Withhold /			Withhold /
	For	Abstain		For	Abstain		For	Abstain

01. Jalynn H. Bennett	☐	☐	05. John A. MacNaughton	☐	☐	09. Harry J. Pearce	☐	☐	Fold

02. Dr. Manfred Bischoff	☐	☐	06. The Hon. John P. Manley	☐	☐	10. John D. Watson	☐	☐

03. The Hon. James B. Hunt, Jr.	☐	☐	07. Richard D. McCormick	☐	☐	11. Mike S. Zafirovski	☐	☐

04. Dr. Kristina M. Johnson	☐	☐	08. Claude Mongeau	☐	☐

2. Appointment of Independent Auditors		Withhold /
	For	Abstain
The board of directors recommends that you vote FOR the appointment of KPMG LLP as independent auditors.
	☐	☐

3. Shareholder Proposals - The board of directors recommends that you vote AGAINST the shareholder proposal set out in Schedule A to the proxy circular and proxy statement.	For	Against	Withhold / Abstain

Shareholder Proposal No. 1	☐	☐	☐

The Northern Trust Company will follow voting instructions only if this voting instruction form is signed and received prior to 10:00 a.m. (Eastern Daylight Time) on Tuesday April 24, 2007. If you do not timely provide a voting instruction form to The Northern Trust Company, or if a voting instruction form signed and received in due time does not have voting instructions indicated, in accordance with the terms of the Nortel Networks Long-Term Investment Plan for Employees - U.S., you will be deemed to have given a proxy to the persons designated by the Company on the form of proxy for the Meeting, and your common shares listed on this voting instruction form will be voted for the election of management’s nominees for directors, for the appointment of KPMG LLP as the Company’s independent auditors, and against the shareholder proposal, and to have granted to the proxyholder authority to vote in the discretion of the proxyholder with respect to amendments or variations to the matters identified in the notice of meeting and with respect to other matters that may properly be brought before the Meeting.	Fold
Authorized Signature(s) - Sign Here - This section must be completed for your instructions to be executed.
I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any voting instruction form previously given with respect to the meeting.
Signature(s)

Date - Day Month Year

■	A R 0	NTEQ	+
          00FBDE

Computershare Trust Company of Canada
9th Floor, 100 University Avenue
Toronto Ontario M5J 2Y1
Telephone 1-800-834-9814
514-982-7555
Facsimile 416-263-9524
1-866-249-7775
Nortel@computershare.com

Security Class

Holder Account Number

Please print in ink inside the area as shown in this example.	→ ☒
Fold

Voting Instruction Form - Nortel Networks Corporation

Nortel Networks Stock Purchase Plan
Nortel Global Stock Purchase Plan
Nortel U.S. Stock Purchase Plan
Nortel Networks Stock Purchase Plan for Members of the Nortel Networks Savings and Retirement Program
Nortel Stock Purchase Plan for Members of the Nortel Savings and Retirement Program

If a voting instruction form signed and received in due time does not have voting instructions indicated, Halifax EES Trustees Limited will have no authority to vote the common shares credited to your account. Halifax EES Trustees Limited will also not have the authority to vote the common shares credited to your account with respect to amendments or variations to the matters identified in the notice of meeting and with respect to other matters that may be properly brought before the meeting.

Fold

To: Halifax EES Trustees Limited
I hereby acknowledge receipt of the notice of annual and special meeting of shareholders (the “Meeting”) of Nortel Networks Corporation (the “Company”) to be held on Wednesday May 2, 2007, the proxy circular and proxy statement for the meeting, and the annual report of the Company for the fiscal year ended December 31, 2006.
As to any whole common shares of the Company credited to my account(s), related to contributions, held by you on March 9, 2007 on my behalf as a participant in any of the plans listed above, you are instructed to sign and forward a proxy as solicited by the Company for use at the Meeting or any postponements or adjournments of the Meeting, and to vote for or against or withhold/abstain from voting, in accordance with my directions specified on the reverse, on the matters identified in the notice of meeting.
THANK YOU

00FBDE

+	+

Voting Instruction Form - Nortel Networks Corporation

Nortel Networks Stock Purchase Plan
Nortel Global Stock Purchase Plan
Nortel U.S. Stock Purchase Plan
Nortel Networks Stock Purchase Plan for Members of the Nortel Networks Savings and Retirement Program
Nortel Stock Purchase Plan for members of the Nortel Savings and Retirement Program
1. Election of Directors - The board of directors recommends that you vote FOR the following nominees proposed by management:

		Withhold /			Withhold /			Withhold /
	For	Abstain		For	Abstain		For	Abstain

01. Jalynn H. Bennett	☐	☐	05. John A. MacNaughton	☐	☐	09. Harry J. Pearce	☐	☐	Fold

02. Dr. Manfred Bischoff	☐	☐	06. The Hon. L’hon. John P. Manley	☐	☐	10. John D. Watson	☐	☐

03. The Hon. James B. Hunt, Jr.	☐	☐	07. Richard D. McCormick	☐	☐	11. Mike S. Zafirovski	☐	☐

04. Dr. Kristina M. Johnson	☐	☐	08. Claude Mongeau	☐	☐

2. Appointment of Independent Auditors		Withhold /
	For	Abstain
The board of directors recommends that you vote FOR the appointment of KPMG LLP as independent auditors.
	☐	☐

3. Shareholder Proposals - The board of directors recommends that you vote AGAINST the shareholder proposal set out in Schedule A to the proxy circular and proxy statement.	For	Against	Withhold / Abstain

Shareholder Proposal No. 1	☐	☐	☐

Fold
Halifax EES Trustees Limited will follow voting instructions only if this voting instruction form is signed and received prior to 10:00 a.m. (Eastern Daylight Time) on Tuesday, April 24, 2007. If Halifax EES Trustees Limited does not receive your voting instruction form, it will not provide to the Company a proxy with respect to your common shares listed on this voting instruction form. If a voting instruction form signed and received in due time does not have voting instructions indicated, Halifax EES Trustees Limited will have no authority to vote the common shares credited to your account.
Authorized Signature(s) — Sign Here — This section must be completed for your instructions to be executed.
I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any voting instruction form previously given with respect to the meeting.

Signature(s)

Date - Day Month Year

■	A R 0	NTEQ	+
00FBFF

March 26, 2007
Dear Stock Option Holder:
As a holder of stock options to purchase common shares of Nortel Networks Corporation (the “Company”), please find enclosed the following documents:
1.	the notice for the Company’s annual and special meeting of shareholders (the “Meeting”) to be held at the Nortel Carling Campus, 3500 Carling Avenue, Lab 6, Nepean, Ontario, Canada on May 2, 2007, together with the proxy circular and proxy statement for the Meeting; and

2.	the Company’s 2006 Annual Report to Shareholders.
Please note that a form of proxy has not been enclosed as stock option holders are not entitled to vote at the Meeting.
Yours truly,
/s/  Gordon A. Davies
encls.
Nortel Networks
195 The West Mall, Toronto, Ontario, Canada M9C 5K1 T 905.863.1144
nortel.com

Dear Shareholder:	March 26, 2007
In order to make shareholder communications more convenient and timely, reduce paper consumption and reduce costs, Nortel Networks Corporation (“Nortel”) offers electronic delivery of documents to our shareholders.
Electronic access to our shareholder communications
Our shareholders may quickly and easily access the following important company documents electronically, as applicable:
•	Annual Reports including financial statements;

•	Quarterly Reports including financial statements;

•	Notices of Shareholder Meetings;

•	Proxy Circulars and Proxy Statements, and other proxy-related materials; and

•	Other shareholder documents from Nortel, as applicable.
We also continue to provide paper copies of documents for those shareholders who prefer documents in that format. If this is your preference, you do not need to do anything further.
How to enroll for electronic access of documents
If you choose the electronic option, you must have an electronic mail (e-mail) account and access to the Internet. To take advantage of electronic access, please go to www.computershare.com, click “Enroll for e-delivery” under the Shareholder Services menu. To register, you will need the Holder Account Number displayed on your form of proxy, along with your Postal Code (or Surname if you reside outside Canada). If you have more than one registered account with Nortel, you may receive additional forms of proxies with a separate Holder Account for each account. After registering for e-delivery, an e-mail confirmation will be sent by Computershare Trust Company of Canada, Nortel’s registrar and transfer agent, confirming your enrollment.
Electronic Voting
Electing to access Nortel documents electronically via the Internet provides you with an opportunity to vote your shares through the Internet. An e-mail notification including links to access Nortel’s proxy-related materials when they become available, as well as a personal identification number to enable the voting of shares through the Internet will be forwarded.
An enrollment for electronic access will remain in effect until you cancel your enrollment. You can cancel your enrollment at any time by contacting Computershare Trust Company of Canada in writing at nortel@computershare.com or at 100 University Avenue, 9th Floor, Toronto, Ontario M5J 2Y1.
Yours truly,
/s/  Gordon A. Davies
Gordon A. Davies
Corporate Secretary

Dear Shareholder:	March 26, 2007
Nortel Networks Corporation (“Nortel”) is pleased to offer electronic delivery of documents to our shareholders. This initiative is intended to make shareholder communications more convenient and timely for you, provide benefits for our environment and reduce Nortel costs.
Electronic access to shareholder communications
This initiative provides our shareholders with the ability to electronically access the following important company documents, as applicable, quickly and easily:
•	Annual Reports including financial statements;

•	Quarterly Reports including financial statements;

•	Notices of Shareholder Meetings; and

•	Proxy Circulars and Proxy Statements and other proxy-related materials.
While we believe that many shareholders prefer electronic access, we understand that this approach may not be accessible or suitable for everyone. Accordingly, we continue to provide paper copies of Nortel documents for those shareholders who prefer documents in that format. If this is your preference, you do not need to do anything further.
Electronic Voting
As a beneficial shareholder of common shares of Nortel, you already have the ability to vote your shares electronically through the Internet at www.nortel.com/shareholders. We encourage you to vote your shares electronically by following the instructions contained on the enclosed Voting Instruction Form from your bank or broker.
How to enroll for electronic access of documents
After voting at www.nortel.com/shareholders you will be given the opportunity to enroll for future electronic delivery of proxy related documents and other shareholder information as they become available. Enrollment is easy. Simply enter your e-mail address and select a Personal Identification Number (PIN) of your choice (choose something easy to remember). This will authorize us to notify you by e-mail when these mailings are available on the Internet, so you can view them online, eliminating the mailing of paper copies to your home. The e-mail notification will contain a unique Control Number which you will need to access these documents.
Your enrollment for electronic access will remain in effect until you cancel it. You may cancel your enrollment at any time by accessing the website www.nortel.com/shareholders. Please record your Enrollment Number and PIN (personal identification number) in a secure place for future reference.
We hope that you will take advantage of this online service.

Dear Shareholder:	March 26, 2007
Nortel Networks Corporation (“Nortel”) is pleased to offer electronic delivery of documents to our shareholders. This initiative is intended to make shareholder communications more convenient and timely for you, provide benefits for our environment and reduce Nortel costs.
Electronic access to shareholder communications
This initiative provides our shareholders with the ability to electronically access the following important company documents, as applicable, quickly and easily:
•	Annual Reports including financial statements;

•	Quarterly Reports including financial statements;

•	Notices of Shareholder Meetings; and

•	Proxy Circulars and Proxy Statements and other proxy-related materials.
While we believe that many shareholders prefer electronic access, we understand that this approach may not be accessible or suitable for everyone. Accordingly, we continue to provide paper copies of Nortel documents for those shareholders who prefer documents in that format. If this is your preference, you do not need to do anything further.
How to enroll for electronic access of documents
If you prefer the electronic option, you must have an electronic mail (e-mail) account and access to the Internet. To take advantage of electronic access, please go to www.nortel.com/shareholders and follow the instructions for enrollment. Please use the 12 character Control Number displayed on the enclosed Voting Instruction Form. If you hold Nortel Networks Corporation common shares in multiple accounts, you will receive meeting packages and a corresponding Control Number for each account. You must register for each account. Each account will be coded for electronic access of documents and you will be notified when companies held in your accounts make documents available on-line. An e-mail confirmation of your election(s) for this option will be sent to your e-mail address.
Electronic Voting
By electing to access Nortel documents electronically via the Internet, you may also vote your shares through the Internet. You will receive an e-mail notification on how to access Nortel’s proxy-related documents when they become available, as well as a Control Number to enable you to vote your shares through the www.nortel.com/shareholders Internet website. The control number is also displayed on the Voting Instruction Form if you received paper copies of documents.
Your enrollment for electronic access will remain in effect until you cancel it. You may cancel your enrollment at any time by accessing the www.nortel.com/shareholders website. Please record your Enrollment Number and PIN (personal identification number) in a secure place for future reference.
We hope that you will take advantage of this online service.

Nortel Networks Corporation
Annual and Special Meeting of Shareholders
May 2, 2007 at 10:00 a.m.
Nortel Carling Campus
3500 Carling Avenue
Nepean, Ontario
Holder Account Number:
Proxy Access Number:
Dear Shareholder:
Re: [name]
We are pleased to deliver your proxy circular and annual report via email and provide you with the opportunity to vote online. The proxy circular and annual report are now available, and you can now vote your shares for the 2007 Annual and Special Meeting of Shareholders. Proxies submitted by the Internet must be received by 10:00 a.m. Eastern Daylight Time, on May 1, 2007.
To view the proxy circular and annual report, visit: www.nortel.com/proxyregistered.
To cast your vote, please visit www.computershare.com/nortelproxy and follow the on-screen instructions. You will need the login validation details provided above to access the voting site.
PLEASE NOTE: You are receiving this email because you have previously consented to receive electronic notification of company materials.
If you have any questions regarding your account, please call 1-800-834-9814 and we will be pleased to help. Alternatively, you may also submit your questions directly through our secure, online contact form at: www.computershare.com/service.
Thank you for using our online voting service.
This email and any files transmitted with it are solely intended for the use of the addressee(s) and may contain information that is confidential and privileged. If you receive this email in error, please advise us by return email immediately. Please also disregard the contents of the email, delete it and destroy any copies immediately. Computershare Limited and its subsidiaries do not accept liability for the consequences of any computer viruses that may be transmitted with this email.

Subject Line: Nortel Networks Corporation – Voting Instructions
Notice of Electronic Distribution of Proxy-Related Materials and Electronic Voting for the 2007 Annual and Special Meeting of Shareholders (the “Meeting”)
Dear [Holder Name]:
You are receiving this e-mail because you are a participant in either the Nortel Networks Limited Investment Plan for Employees – Canada or Nortel Networks Savings Plan for Employees – Canada. You are entitled to receive the Nortel Networks Corporation (“Nortel”) proxy circular and proxy statement (which includes the notice of meeting) for the Meeting and the 2006 annual report to shareholders (the “Materials”). You are also entitled to vote the common shares of Nortel attributable to your account in connection with the Meeting scheduled to take place at the Nortel Carling Campus, 3500 Carling Avenue, Lab 6, Nepean, Ontario, Canada on May 2, 2007.
Computershare Trust Company of Canada will receive and tabulate your confidential vote. Your vote must be received by Computershare Trust Company of Canada no later than 5:00 p.m., Toronto time April 24, 2007.
Your voting access number for your common shares attributable to your account in the above-noted plan is: [voting access number].
To access the Materials, please go to http://www.nortel.com/proxymaterials.
To vote the Nortel common shares attributable to you in your account, please go to http://www.computershare.com/nortel2 and follow the voting instructions provided.
If you have any questions regarding the voting process, please contact Computershare Trust Company of Canada, Nortel’s Registrar and Transfer Agent, in North America, by e-mail at nortel@computershare.com.

Subject Line: Nortel Networks Corporation – Voting Instructions
Notice of Electronic Distribution of Proxy-Related Materials and Electronic Voting for the 2007 Annual and Special Meeting of Shareholders (the “Meeting”)
Dear [Holder Name]:
You are receiving this e-mail because you are a participant in any of the following plans: Nortel Networks Stock Purchase Plan, Nortel Global Stock Purchase Plan, Nortel U.S. Stock Purchase Plan, Nortel Networks Stock Purchase Plan for Members of the Nortel Networks Savings and Retirement Program or Nortel Stock Purchase Plan for Members of the Nortel Savings and Retirement Program. You are entitled to receive the Nortel Networks Corporation (“Nortel”) proxy circular and proxy statement (which includes the notice of meeting) for the Meeting and the 2006 annual report to shareholders (the “Materials”). You are also entitled to vote the common shares of Nortel attributable to your account in connection with the Meeting scheduled to take place at the Nortel Carling Campus, 3500 Carling Avenue, Lab 6, Nepean, Ontario, Canada on May 2, 2007.
Computershare Trust Company of Canada will receive and tabulate your confidential vote. Your vote must be received by Computershare Trust Company of Canada no later than 5:00 p.m., Toronto time April 24, 2007.
Your voting access number for your common shares attributable to your account in the above-noted plan is: [voting access number].
To access the Materials, please go to http://www.nortel.com/proxymaterials.
To vote the Nortel common shares attributable to you in your account, please go to http://www.computershare.com/nortel3 and follow the voting instructions provided.
If you have any questions regarding the voting process, please contact Computershare Trust Company of Canada, Nortel’s Registrar and Transfer Agent, in North America, by e-mail at nortel@computershare.com.

Subject Line: Nortel Networks Corporation – Voting Instructions
Notice of Electronic Distribution of Proxy-Related Materials and Electronic Voting for the 2007 Annual and Special Meeting of Shareholders (the “Meeting”)
Dear [Holder Name]:
You are receiving this e-mail because you are a participant in the Nortel Networks Long-Term Investment Plan for Employees – U.S. You are entitled to receive the Nortel Networks Corporation (“Nortel”) proxy circular and proxy statement (which includes the notice of meeting) for the Meeting and the 2006 annual report to shareholders (the “Materials”). You are also entitled to vote the common shares of Nortel attributable to your account in connection with the Meeting scheduled to take place at the Nortel Carling Campus, 3500 Carling Avenue, Lab 6, Nepean, Ontario, Canada on May 2, 2007.
Computershare Trust Company of Canada will receive and tabulate your confidential vote. Your vote must be received by Computershare Trust Company of Canada no later than 5:00 p.m., Toronto time April 24, 2007.
Your voting access number for your common shares attributable to your account in the above-noted plan is: [voting access number].
To access the Materials, please go to http://www.nortel.com/proxymaterials.
To vote the Nortel common shares attributable to you in your account, please go to http://www.computershare.com/nortel4 and follow the voting instructions provided.
If you have any questions regarding the voting process, please contact Computershare Trust Company of Canada, Nortel’s Registrar and Transfer Agent, in North America, by e-mail at nortel@computershare.com.

Notice of Electronic Distribution of Proxy-related Materials for the 2007 Annual and Special Meeting of Shareholders (the “Meeting”) of Nortel Networks Corporation (“Nortel”)
As an option holder with outstanding options issued under the Nortel Networks Corporation 1986 Stock Option Plan, as Amended and Restated and/or the Nortel Networks Corporation 2000 Stock Option Plan, and/or the Nortel 2005 Stock Incentive Plan, Nortel is providing you with the proxy circular and proxy statement (which includes the notice of meeting) for the Meeting and the 2006 annual report to shareholders (the “Materials”). Please note that as a stock option holder, you are not entitled to vote your options in respect of the Meeting.
To access the Materials, please go to www.nortel.com/proxymaterials. Please note that you will be able to download and print the Materials if you wish to retain a hard copy.
While we believe that many employees prefer electronic access, you may receive paper copies of these reports by e-mailing nortel@computershare.com. Please ensure that you provide your full name and home mailing address.

					Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements by mail.	+
☐	English / Anglais	☐	French / Français	☐
États financiers intermédiaires -
Cochez cette case si vous désirez recevoir les états financiers intermédiaires par la poste.

Rather than receiving financial statements by mail, you may choose to access them at www.nortel.com/annualreport, or by registering online at www.computershare.com/mailinglist.	Plutôt que de recevoir les états financiers par la poste, vous pouvez choisir d’avoir accès à ces documents à www.nortel.com/annualreport, ou en vous inscrivant en ligne à www.computershare.com/listedistribution.

Computershare will use the information collected solely for the mailing of such financial statements. You may view our Privacy Code online or by requesting that we mail you a copy.	Computershare utilisera les renseignements recueillis uniquement aux fins de I’envoi de ces états financiers. Vous pouvez prendre connaissance de notre Code de confidentialité en ligne ou nous demander de vous en faire parvenir un exemplaire par la poste.

Name / Nom

Apt. / App.	Street Number / Numéro civique	Street Name / Rue

City / Ville			Prov. / State	Postal Code / Code postal / Zip Code

■	NTEQ	8 N I Q B	+

           8NIQB01

CADBPP

1000013471-M5J2Y1-BR01

COMPUTERSHARE	COMPUTERSHARE
PO BOX 19004 STN BRM B	CP 19004 SUCC BRM B
TORONTO ON M7Y 3M4	TORONTO ON M7Y 3M4

					Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements by mail.	+
☐	English / Anglais	☐	French / Français	☐
États financiers intermédiaires -
Cochez cette case si vous désirez recevoir les états financiers intermédiaires par la poste.

Rather than receiving financial statements by mail, you may choose to access them at www.nortel.com/annualreport, or by registering online at www.computershare.com/mailinglist.	Plutôt que de recevoir les états financiers par la poste, vous pouvez choisir d’avoir accès à ces documents à www.nortel.com/annualreport, ou en vous inscrivant en ligne à www.computershare.com/listedistribution.

Computershare will use the information collected solely for the mailing of such financial statements. You may view our Privacy Code online or by requesting that we mail you a copy.	Computershare utilisera les renseignements recueillis uniquement aux fins de I’envoi de ces états financiers. Vous pouvez prendre connaissance de notre Code de confidentialité en ligne ou nous demander de vous en faire parvenir un exemplaire par la poste.

Name / Nom

Apt. / App.	Street Number / Numéro civique	Street Name / Rue

City / Ville			Prov. / State	Postal Code / Code postal / Zip Code

■	NTEQ	8 N I Q B	+

           8NIQB01

00USPP

BUSINESS REPLY MAIL
FIRST-CLASS MAIL PERMIT N0 1112 NIAGARA FALLS N.Y.

POSTAGE WILL BE PAID BY ADDRESSEE
COMPUTERSHARE
PO BOX 619
NIAGARA FALLS NY 14302-9943